EXHIBIT 10.2

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AND
SECURITY AGREEMENT

          THIS AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of April 28, 2006, by and among:

          (1)     QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (the “Borrower”),

          (2)     QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation as initial servicer (together with the Borrower, the “Loan Parties”),

          (3)     VARIABLE FUNDING CAPITAL COMPANY LLC, a Delaware limited liability company as assignee of Blue Ridge Asset Funding Corporation (“VFCC”), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as a Liquidity Bank to VFCC (together with VFCC, the VFCC Group”),

          (4)     ATLANTIC ASSET SECURITIZATION LLC, a Delaware limited liability company formerly known as Atlantic Asset Securitization Corp. (together with its successors, “Atlantic” and together with VFCC, the “Conduits”), and CALYON NEW YORK BRANCH, in its capacity as a Liquidity Bank to Atlantic (together with Atlantic, the “Atlantic Group”),

          (5)     WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent for the VFCC Group, and CALYON NEW YORK BRANCH, in its capacity as agent for the Atlantic Group (in such latter capacity, together with its successors in such latter capacity, the “Atlantic Agent” or a “Co-Agent”), and

          (6)     WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the VFCC Group, the Atlantic Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Administrative Agent” and together with each of the Co-Agents, the “Agents”, with respect to that certain Third Amended and Restated Credit and Security Agreement dated as of April 20, 2004, by and among the parties hereto (as heretofore amended, the “Existing Agreement” which, as amended hereby, is hereinafter referred to as the “Agreement”).

          Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.

W I T N E S S E T H :

          WHEREAS, on December 1, 2005, Blue Ridge Asset Funding Corporation assigned all of its right, title and interest in, to any under the Existing Agreement and other Transaction documents to VFCC; and

          WHEREAS, Atlantic Asset Securitization Corp. underwent a conversion in status to a limited liability company known as Atlantic Asset Securitization LLC pursuant to Delaware law; and

          WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;

                   NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

                    1.       Amendment to Existing Agreement. Subject to the terms and conditions hereinafter set forth, the parties hereby agree to amend and restated Schedule 6.1(o) to the Existing Agreement as set forth in Ann ex A hereto.

                    2.       Representations.

                    2.1.     Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

                    2.2.     Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

                    3.      Conditions Precedent. This Amendment shall become effective as of the date first above written upon (a) receipt by the Administrative Agent of a counterpart hereof duly executed by each of the parties hereto, and (b) receipt by the Administrative Agent of one or more Collection Account Agreements, duly executed by the parties thereto, with respect to the Key Bank Collection Accounts listed on Annex A hereto.

                    4.      Miscellaneous.

                    4.1.     Except as expressly amended hereby, the Existing Agreement and shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

                    4.2.     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

                    4.3.     EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

                    4.3.1.   IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING TN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING [N SUCH COURTS.

                    4.3.2.    TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, AYI’ACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

                    4.4.     This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

                    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

QUEST DIAGNOSTICS RECEIVABLES INC.

By:	/s/ Joseph P. Manory
Name: Joseph P. Manory
Title: Vice President and Treasurer

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Joseph P. Manory
Name: Joseph P. Manory
Title: Vice President and Treasurer

WACHOVIA BANK, NATIONAL ASSOCIATION, INDIVIDUALLY, AS ADMINISTRATIVE AGENT AND AS VFCC AGENT

By:	/s/ Elizabeth R. Wagner
Name: Elizabeth R. Wagner
Title: Managing Director

VARIABLE FUNDING CAPITAL COMPANY LLC

BY: WACHOVIA CAPITAL MARKET~ LLC, ITS ATTORNEY-IN-FACT

By:	/s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr.
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, INDIVIDUALLY,
AS ADMINISTRATIVE AGENT AND AS VFCC AGENT

By:	/s/ Elizabeth R. Wagner
Name: Elizabeth R. Wagner
Title: Managing Director

VARIABLE FUNDING CAPITAL COMPANY LLC

BY: WACHOVIA CAPITAL MARKET~ LLC, ITS ATTORNEY-IN-FACT

By:	/s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr.
Title: Vice President

ATLANTIC ASSET SECURITIZATION LLC

By: CALYON NEW YORK BRANCH
AS ATTORNEY-IN-FACT

By:	/s/ Anthony Brown
Name: Anthony Brown
Title: Vice President

By:	/s/ Tina Kourmpetis
Name: Tina Kourmpetis
Title: Managing Director

CALYON NEW YORK BRANCH, INDIVIDUALLY, AND AS
ATLANTIC AGENT

By:	/s/ Anthony Brown
Name: Anthony Brown
Title: Vice President

By:	/s/ Tina Kourmpetis
Name: Tina Kourmpetis
Title: Managing Director